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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, Intermediate Term Trust 35, California Trust 176, and Florida Trust 93

  We consent to the use of our report dated July 19, 2000, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /s/ KPMG LLP

                                             KPMG LLP

New York, New York
July 19, 2000